SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




      The Travelers Growth and Income Stock Account For Variable Annuities
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

FORM OF

[June 22, 2005]


[contract owner name]

Dear [contract owner]:

Enclosed please find proxy materials describing and seeking your vote on important proposals that affect [applicable account] (the "Account"). As you are an owner of a large number of units, I am writing to request that you take the time to review the enclosed materials and to cast your vote. You are being asked to vote on the following three proposals that are more fully described in the enclosed proxy materials:

ITEM 1. To consider and approve a new investment advisory agreement for the Account.

ITEM 2. To consider and approve a proposal to permit Travelers Asset Management International Company LLC, the investment advisor for the Account, to enter into new or amended agreements with subadvisers without contract owner approval.

ITEM 3.  To elect a new member of the Board of Managers

The Board of Managers recommends a vote FOR the proposals. Your participation is extremely important, so I hope that you will vote your proxy card. Please feel free to call me at 860-227-6361, or our proxy solicitor, Automatic Data Processing, at 877-256-6081 (toll free), if you have any questions.

We have enclosed a pre-paid return air bill for your convenience.

Sincerely,



David Sundell
Consultant
Travelers Life & Annuity

                           URGENT PROXY VOTING REQUEST
                           PLEASE VOTE YOUR PROXY NOW


    Please take the time to vote your units in order to reduce the need for additional solicitation efforts and the costs and delays associated with such efforts.